EX-99.906CERT
                                                                   Exhibit (b)

                           SECTION 906 CERTIFICATIONS

         In connection with this report on Form N-CSR for the registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


                           By:      /s/ BRIAN T. ZINO
                                    Brian T. Zino
                                    Chief Executive Officer

                           Date:    August 22, 2003


                           By:      /s/ LAWRENCE P. VOGEL
                                    Lawrence P. Vogel
                                    Chief Financial Officer

                           Date:    August 22, 2003